CNO Financial Group 1 First Quarter 2023 Financial and operating results for the period ended March 31, 2023 May 1, 2023 Unless otherwise specified, comparisons in this presentation are between 1Q22 and 1Q23. Exhibit 99.3

CNO Financial Group 2 Important Legal Information Certain statements made in this presentation should be considered forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These include statements about future results of operations and capital plans. We caution investors that these forward-looking statements are not guarantees of future performance, and actual results may differ materially. Investors should consider the important risks and uncertainties that may cause actual results to differ, including those included in our press release issued on May 1, 2023, our Quarterly Reports on Form 10-Q, our Annual Report on Form 10-K and other filings we make with the Securities and Exchange Commission. We assume no obligation to update this presentation, which speaks as of today’s date. Forward-Looking Statements This presentation contains financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP). Reconciliations between those non-GAAP measures and the comparable GAAP measures are included in the Appendix, or on the page such measure is presented. While management believes the measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – Financials – SEC Filings” section of CNO’s website, CNOinc.com. Non-GAAP Measures Effective January 1, 2023, we adopted ASU 2018-12 related to targeted improvements to the accounting for long-duration insurance contracts. Concurrent with the adoption of the new guidance, we updated the method of determining non- operating earnings for our fixed indexed annuities to better identify the volatile non-economic accounting impacts of that line of business. As a result of the adoption of the new guidance and methodology, certain historical amounts have changed. Our quarterly financial supplement – 4Q22 as recast to reflect the new standard is available in the “Investors – Financials – Quarterly Earnings” section of CNO’s website, CNOinc.com. Adoption of New Accounting Standard

CNO Financial Group 3

CNO Financial Group 4 Continued strong overall sales, strong insurance product margins, resilient capital position Quarter in Review Strong Operational Results Disciplined Execution 1 A non-GAAP measure. See the Appendix for a reconciliation to the corresponding GAAP measure.  Operating EPS1 of $0.51  Total NAP up 7%, balanced sales growth benefitting from diversified distribution  Strong recruiting driving producing agent count (“PAC”) growth  Consumer Division up 1%  Worksite Division up 38%  Insurance product margin up 7%, fee income up 57%  +6% NMR driving continued growth in investment yield allocated to products  Capital and liquidity above target levels  Investment portfolio well positioned to weather market turmoil  Returned $32 million to shareholders; weighted average shares outstanding decreased by 5%  Book value per diluted share excluding AOCI1 up 13%

Growth Scorecard

Strong production momentum, considerable fee revenue growth

(dollars in millions)

	2022					2023	% Change
	1Q	2Q	3Q	4Q	FY	1Q	Y/Y
New Annualized Premiums [1]							
Life	$55.8	$51.4	$45.1	$40.8	$193.1	$57.1	2.3%
Health	34.8	37.4	42.2	49.9	164.3	39.5	13.5%
Total Life and Health	$90.6	$88.8	$87.3	$90.7	$357.4	$96.6	6.6%
Collected Premiums							
Life	$226.7	$229.2	$226.4	$229.5	$911.8	$234.6	3.5%
Health	408.9	398.4	399.0	402.1	1,608.4	404.9	-1.0%
Total Life and Health	$635.6	$627.6	$625.4	$631.6	$2,520.2	$639.5	0.6%
Annuity Collected Premiums	$368.6	$435.0	$370.0	$431.0	$1,604.6	$370.9	0.6%
Client Assets in BD and Advisory [2]	$2,835.1	$2,562.1	$2,453.3	$2,636.7	$2,636.7	$2,610.1	-7.9%
Fee Revenue [3]	$40.3	$31.1	$30.6	$67.3	$169.3	$51.3	27.3%

1 Measured as 100% of new life and health annualized premiums, except for single premium whole life deposits, which are measured at 10% of annualized premium.
2 Client assets include cash and securities in brokerage, broker/dealer customer account assets custodied directly at fund companies and insurance carriers, and assets under management in advisory accounts.
3 Represents fee revenue from the sales of third-party insurance products; services provided by WBD; fee revenue earned by Optavise (formerly known as DirectPath prior to its name change in April 2022); fees generated by our broker-dealer and registered investment advisor.

CNO Financial Group 5

CNO Financial Group 6 Balanced growth across nearly all product lines, record D2C Life sales Consumer Division Update Strong Operational Results Disciplined Execution  Total Life and Health NAP up 4%  Total third-party policies issued up 81%, Medicare Advantage sales up 55%  Life NAP - record D2C sales; Bankers field agent sales up 5%  Health NAP – Med Supp up 20%; Supp Health up 12%  Annuity collected premiums up 1%, 10th consecutive quarter of YoY growth  Field PAC up 1%, first quarter of YoY growth since onset of COVID  Recruiting up 22%  Registered agent1 count up 5%  Agent retention and productivity remain strong  Total Medicare policies issued per agent up 43% 1 Registered agents are dually licensed as insurance agents and financial representatives who can buy and sell securities for clients, and/or investment advisors who can provide ongoing investment advice for clients.

CNO Financial Group 7 Eighth consecutive quarter of insurance sales growth; fourth consecutive quarter of producing agent count growth Worksite Division Update  Life and Health insurance sales up 28%  Strong retention of existing employer customers  Stable employee persistency and premium collection  Optavise Now driving improved enrollment attendance rates  Rebrand has created positive momentum in insurance sales and recruiting  PAC up 38%, recruiting up 48%  Agent referral program driving continued recruiting momentum  Strong agent productivity gains YoY Strong Operational Results Disciplined Execution

Financial Highlights

Non-economic accounting impact to GAAP earnings, solid operating earnings

First Quarter 2023

- 1Q23 net loss per share of $0.01
  - Primarily due to non-economic changes in fair value of embedded derivative liabilities and market risk benefits, reported as non-operating
- 1Q23 operating EPS[1] of $0.51, vs. $0.54 in 1Q22
  - Strong insurance product margins and fee income
  - Net investment income allocated to products benefiting from higher NMRs
  - Lower variable NII
  - Total expenses up; projected expense ratio for full year is unchanged
- $15 million of share repurchases
- Weighted average share count down 5%
- Operating ROE[1], as adjusted, of 10.3%

Earnings Results

(dollars in millions, except where noted)



Net operating earnings per share[1]
Net income (loss) per share
$0.54
$1.52
$0.51
($0.01)
1Q22
1Q23

	1Q22	1Q23
Net operating income[1]	$64.5	$58.6
Net income (loss)	$183.4	($0.8)
Weighted average shares outstanding (in millions)	121.0	114.5

1 A non-GAAP measure. See the Appendix for a reconciliation to the corresponding GAAP measure. There were no significant items in either period.

CNO Financial Group 8

CNO Financial Group 9 1Q22 2Q22 3Q22 4Q22 1Q23 Annuity $55.9 $60.1 $60.1 $54.0 $57.3 Fixed indexed annuities $44.8 $48.4 $48.9 $44.5 $46.5 Fixed interest annuities $8.5 $7.9 $8.2 $7.8 $9.1 Other annuities $2.6 $3.8 $3.0 $1.7 $1.7 Health $115.3 $125.4 $123.3 $122.1 $116.5 Supplemental health $56.1 $56.0 $58.5 $58.4 $63.3 Medicare supplement $34.6 $39.8 $38.7 $37.9 $26.1 Long-term care $24.6 $29.6 $26.1 $25.8 $27.1 Life $36.0 $70.2 $55.7 $57.7 $47.4 Interest sensitive life $17.3 $23.4 $17.6 $22.6 $22.8 Traditional life $18.7 $46.8 $38.1 $35.1 $24.6 Total Margin $207.2 $255.7 $239.1 $233.8 $221.2 1Q 2023 Highlights1 Insurance Product Margin (dollars in millions) Strong margins continue post LDTI implementation Insurance Product Margin Excluding Significant Items1  Total margin up $14 million  Annuity margin up $1 million  Growth in FIA  Health margin up $1 million  Growth in Supp Health offset by run off of legacy Med Supp  Life margin up $11 million  Primarily due to growth and lower mortality across both ISL and Trad Life 1 Excludes $3.2 million unfavorable annuity unlocking, $18.3 million favorable health unlocking and $14.4 million unfavorable life unlocking in 4Q22. See the Appendix for a reconciliation to the corresponding GAAP measure.

Investment Results

Improving NII allocated to products due to 6.34% NMR; lower variable NII consistent with market conditions

(dollars in millions)



Investment Income Allocated to Product Lines
$400.0
$300.0
$200.0
$100.0
$-
+4.2%
$226.3
$235.7
1Q 2022
1Q 2023
Annuity
Health
Life

- Average yield on allocated investments of 4.62% vs. 4.60% in 1Q22
- Average net insurance liabilities[2] up 3.6% YoY



Investment Income Not Allocated to Product Lines
$200.0
$150.0
$100.0
$50.0
$-
-42.6%
$27.0
$15.5
1Q 2022
1Q 2023

- Investment income not allocated to product lines down $12 million
  - Sequentially and YoY lower alternative and call/prepayment income
  - Favorable FHLB and FABN results
  - Lower returns from alternatives allocation



Total Net Investment Income[1]
$400.0
$300.0
$200.0
$100.0
$-
-0.8%
$253.3
$251.2
1Q 2022
1Q 2023
Annuity
Health
Life
Not Allocated

- New money rate of 6.34%, compared to 5.96% in 4Q22
- Average book value of invested assets up 3.9% YoY; 3rd consecutive quarter of book yield increase
- Earned yield of 4.22% vs. 4.35% in 4Q22, and 4.50% in 1Q22

1 Reflects sum of allocated and non-allocated investment income. Refer to pages 14-17 of the financial supplement for more information on the components of net investment income.

2 Net insurance liabilities for the purpose of allocating investment income to product lines are equal to: (i) policyholder account balances for annuity products; (ii) total reserves before the fair value adjustments reflected in accumulated other comprehensive income (loss), if applicable, for all other products; less (iii) amounts related to reinsurance business; (iv) deferred acquisition costs; (v) the present value of future profits; and (vi) the value of unexpired options credited to insurance liabilities.

CNO Financial Group 10

CNO Financial Group 11 Quality of portfolio evident during recent market turmoil, continued up-in-quality bias Portfolio Composition $25 billion of Invested Assets Highlights (Fair Value as of 3/31/2023) General Approach  Positioned for relative stable performance across credit cycles  Focus on quality - margin against adverse development  Calibrated allocation to risk asset categories – specific boundaries on the amount of high-risk assets we will own  Low impairments through multiple cycles  Embedded asset liability management  Opportunistic investments protect/grow book yield and core earnings power  High degree of liquidity: 61% of portfolio in corporate and government bonds  Up-in-quality positioning over past 12 months  “BBB” allocation reduced by 330 bps in the last 12 months  “A” and better allocation increased by 460 bps in the last 12 months  Strong credit risk profile  Capital efficient: 97% rated NAIC 1 or 2  Portfolio average rating A  Significant credit enhancement in structured products including CMBS  Diversified commercial and residential mortgage allocation. No commercial mortgage loan delinquencies.  Alternative investments emphasizing current cash flows and comparatively predictable results IG Corporates, 46.2% Non-Agency RMBS, 6.9% Commercial Mortgage Loans, 4.7% Residential Mortgage Loans, 1.6% HY Corporates, 2.2% CMBS, 9.8% Municipals, 10.0% ABS, 5.5% Govts/Agency, 1.9% CLO, 3.7% Equities, 0.4% Other, 2.0% Alternatives, 2.4% Policy Loans, 0.5% Cash, 2.1%

Capital and Liquidity Overview

Capital and liquidity above target levels

(dollars in millions)

Consolidated Risk Based Capital (RBC) Ratio[1]


386%
384%
380%
2021
2022
1Q 2023

- Target consolidated RBC ratio of approximately 375%
- RBC variability expected in periods of market volatility

Holding Company Liquidity


$249
$167
$158
2021
2022
1Q 2023

- Target minimum holding company liquidity of $150 million
- Liquidity backstopped by $250 million undrawn revolver
- No outstanding debt maturities until 2025

Debt to Capital[2]


25.6%
23.4%
23.6%
2021
2022
1Q 2023

- Target leverage of 25 - 28%
- Debt covenant ceiling of 35%
- $298 million in debt capacity to top of target leverage range

1 The ratio of the combined capital of the insurance companies to the minimum amount of capital appropriate to support the overall business operations, as determined based on the methodology developed by the National Association of Insurance Commissioners.

2 Excluding accumulated other comprehensive income (loss) (a non-GAAP measure). See the Appendix for a reconciliation to the corresponding GAAP measure.

CNO Financial Group 12

CNO Financial Group 13 2023 Outlook1 1Applying LDTI, the new FIA operating income methodology, and excluding significant items. Free Cash Flow / Excess Capital Earnings  375% consolidated RBC ratio target  Target leverage of 25.0% – 28.0%  $170mm – $200mm of excess cash flow to holdco before impact of Bermuda captive reinsurance structure  EPS range of $2.80 – $3.00  19.0 – 19.4% expense ratio  23.0 – 24.0% effective tax rate Bermuda reinsurance captive  Contingent on all necessary regulatory approvals, we expect excess cash flow to the holdco to increase by $150 - $200 million at inception of the reinsurance treaty

CNO Financial Group 14 Investment Highlights Sustainable growth initiatives in place Favorable demographic tailwinds Exclusive focus on underserved middle market Diverse and integrated "last mile" virtual & in-person model Strong balance sheet and solid free cash flow generation

CNO Financial Group 15 Questions and Answers

Excess Capital Allocation Strategy

Disciplined and opportunistic approach to maximize shareholder value

Organic investments to sustain and grow the core businesses

- Agent pilots, technology-driven customer experience enhancements
- Hybrid distribution
- Worksite B2B marketing, lead generation

Return capital to shareholders

- Share repurchases: $15 million in 1Q23
- Dividends: $17 million in 1Q23

Opportunistic transactions

- Highly selective M&A
- CNO Ventures; strategic minority investments largely in InsurTech
- LTC reinsurance (2018), Web Benefits Design (2019), DirectPath (2021)

CNO Financial Group 16

CNO Financial Group 17 Cash Flow Profile 1 A non-GAAP measure. See the Appendix for a reconciliation to the corresponding GAAP measure. 2 Cash flows exclude acquisitions, dividend payments, stock repurchases, and financing transactions. (dollars in millions) 1Q22 1Q23 1Q22 1Q23 Net Operating Income1 64.5$ 58.6$ 369.7$ 354.5$ Holding Company Cash Flows: Dividends from Subsidiaries 69.6$ 34.2$ 335.5$ 135.9$ Management Fees 33.2 30.2 119.3 121.0 Surplus Debenture Interest 12.0 15.9 55.4 62.7 Earnings on Corporate Investments 2.1 4.3 7.7 11.9 Other (14.0) (16.8) 10.6 0.6 Holding Company Sources of Cash 2 102.9 67.8 528.5 332.1 Holding Company Expenses and Other (27.4) (38.4) (79.0) (116.7) Tax Payments (13.6) (5.3) (50.5) (14.6) Interest Payments (2.1) (2.1) (60.8) (60.8) Excess Cash Flow to Holding Company 2 59.8 22.0 338.2 140.0 Share Repurchases (100.0) (14.6) (404.6) (94.5) Dividend Payments to Stockholders (16.1) (17.0) (65.4) (65.7) Contributions to Insurance Subsidiaries - - - (14.6) Net Change in Holding Company Cash and Investments (56.3) (9.6) (131.8) (34.8) Cash and Investments, Beginning of Period 248.6 167.1 324.1 192.3 Cash and Investments, End of Period 192.3$ 157.5$ 192.3$ 157.5$ Trailing Twelve MonthsFor the Quarter

CNO Financial Group 18 Appendix 1: Quarter in Review Strong Operational Performance  Broker-Dealer/Registered Investment Advisor Slide 19  Exclusive Agent Counts Slide 20 Building on Strong Track Record of Execution  New Money Rate Walk Slide 21  New Money Summary Slide 22  Commercial Mortgage Loans Slide 23  Commercial Mortgage-Backed Securities Slide 24  Long-Term Care Insurance Slide 25  Tax Asset Summary Slide 26

Broker-Dealer/Registered Investment Advisor

Account values down 8% YoY; $2.6 billion in client assets

(dollars in millions)

		2022				2023
		1Q	2Q	3Q	4Q	1Q
Net New Client Assets in Brokerage and Advisory[1]	Brokerage	$ (35.2)	$ (10.5)	$ (17.9)	$ (9.2)	$ 7.9
	Advisory	76.1	24.2	32.9	31.8	54.2
	Total	$ 40.9	$ 13.7	$ 15.0	$ 22.6	$ 62.1
Client Assets in Brokerage and Advisory[1] at end of period	Brokerage	$ 1,675.2	$ 1,492.2	$ 1,412.8	$ 1,495.5	$ 1,563.5
	Advisory	1,159.9	1,069.9	1,040.5	1,141.2	1,046.6
	Total	$ 2,835.1	$ 2,562.1	$ 2,453.3	$ 2,636.7	$ 2,610.1

1 Client assets include cash and securities in brokerage, broker/dealer customer account assets custodied directly at fund companies and insurance carriers, and assets under management in advisory accounts. Prior periods have been restated to conform with current presentation.

Bankers Life is the marketing brand of various affiliated companies of CNO Financial Group including, Bankers Life and Casualty Company, Bankers Life Securities, Inc., and Bankers Life Advisory Services, Inc. Non-affiliated insurance products are offered through Bankers Life General Agency, Inc. (dba BL General Insurance Agency, Inc., AK, AL, CA, NV, PA). Agents who are financial advisors are registered with Bankers Life Securities, Inc.

Securities and variable annuity products and services are offered by Bankers Life Securities, Inc. Member FINRA/SIPC, (dba BL Securities, Inc., AL, GA, IA, IL, MI, NV, PA). Advisory products and services are offered by Bankers Life Advisory Services, Inc. SEC Registered Investment Adviser (dba BL Advisory Services, Inc., AL, GA, IA, MT, NV, PA). Home Office: 111 East Wacker Drive, Suite 1900, Chicago, IL 60601

CNO Financial Group 19

CNO Financial Group 20 PAC growth across both divisions a result of successful recruiting strategies and a softening labor market, veteran agent retention strong Exclusive Agent Counts 1 Producing agents represent the monthly average of exclusive agents that have submitted at least one policy in the month. 2 Registered agents are dually licensed as insurance agents and financial representatives who can buy and sell securities for clients, and/or investment advisors who can provide ongoing investment advice for clients. 3 Agent and representative counts represent the average of the last 3 months. 2023 % Change % Change Consumer 1Q 2Q 3Q 4Q 1Q vs. 4Q22 vs. 1Q22 Producing Field Agents1,3 3,939 3,968 3,913 3,882 3,985 2.7% 1.2% Registered Agents2,3 663 676 688 695 695 0.0% 4.8% Worksite Producing Field Agents1,3 208 234 258 275 288 4.7% 38.5% 2022

CNO Financial Group 21 Significant NMR increase reflects higher market yields New Money Rate Walk 5.96% 6.34% -0.45% 0.84% 0.00% -0.01%

CNO Financial Group 22 Strategically harvesting rising market yields, in the context of up-in-quality strategy New Money Summary 1Q General Account New Money Purchases $ % GAAP YTM Duration IG Corp AAA-A 146.6 21.3% 6.10% 5.64 IG Corp BBB 14.5 2.1% 6.24% 5.94 HY Corp 0.9 0.1% 6.30% 5.59 Municipals 30.7 4.5% 5.42% 10.66 RMBS 132.8 19.3% 5.41% 1.90 ABS 89.5 13.0% 5.80% 3.31 CMBS 15.1 2.2% 5.62% 6.09 CLOs 26.6 3.9% 7.37% 0.47 Commercial Real Estate 21.8 3.2% 5.20% 2.39 Direct Investment 3.5 0.5% 6.56% 0.00 EM 7.1 1.0% 5.73% 14.16 Residential Mortgage Loans 199.5 29.0% 7.57% 3.75 Total 688.6 100% 6.34% 3.0

CNO Financial Group 23 36% 17% 30% 11% 6% 0% < 40% 40% - 50% 50% - 60% 60% - 70% 70% - 75% >75% Commercial Mortgage Loans Our CRE loan portfolio emphasizes lower risk sectors Our CRE loan portfolio is conservatively margined with cushion for adverse development % o f T ot al A U M LTV Apartment 37.3% Industrial - 28.1% Office - 13.8% Other - 4.0% Retail - 16.7% Property Type LTV Avg (%) Apartment 51.7 Industrial 39.9 Mixed Use 35.4 Office 50.1 Other 31.3 Retail 40.5 Borrowers are substantially all stabilized, cash flowing properties 43.6% 22.1% 18.6% 13.8% 1.9% 0.0% > 2.00x 1.70x - 2.00x 1.40x - 1.70x 1.15x - 1.40x 1.0x - 1.15x < 1.00x DSCR Our CRE loan portfolio is not significantly exposed to 2023 and 2024 maturity default risk $0 $10 $20 $30 $40 $50 $60 2023 2024 2025 2026 M at ur iti es (dollars in millions)

CNO Financial Group 24 CNO Index Multifamily Office Other Industrial Retail Hotel $4.4 $5.4 $6.1 $8.6 $12.3 $14.7 $17.2 $21.5 Source: NAIC Loss Scenario Commercial Mortgage-Backed Securities Our CMBS investments have significant structural cushion for collateral losses Our holdings have limited loss content in severe scenarios Change in CRE Values – NAIC Scenarios BearBull 10% 6% -1% -10% -19% -24% -29% -40% Estimated CNO Principal Loss Our CMBS allocation is tilted toward lower risk property types 11% 28% 25% 19% 11% 11% 28% 16% 7% 22% 16% 6% Our CMBS allocation is highly rated - 91% AAA/AA/A categories 89% of our CMBS investments are considered ‘no- loss’ in 2022 NAIC scenario testing Market consistent estimates of collateral losses range from lows of 4% to highs of 8%. 2023 Fed stress test CRE loss rate of 9%. % L os s A bs or bi ng S ub or di na tio n in S tr uc tu re 11% 18% 22% 49% <10 10-15 15-30 >30 AAA $2,038.3 AA+ $83.9 AA $31.7 AA- $171.2 A+ $78.3 A $81.7 A- $79.7 BBB+ $39.7 BBB $40.5 BBB- $23.7 BB+ $43.5 BB $1.8 (dollars in millions)

CNO Financial Group 25 New sales (~$25 million annually) focused on short duration products  98% of new sales for policies with 2 years or less in benefits  Average benefit period of 11 months  New business 25% reinsured since 2008 Reserve assumptions informed by historical experience  No morbidity improvement  No mortality improvement  Minimal future rate increases Favorable economic profile  Total LTC is just 13.3% of overall CNO insurance liabilities  Downside risk significantly reduced after 2018 reinsurance transaction  Average maximum benefit at issuance is $143 per day for inforce block Long-Term Care Insurance Highly differentiated inforce block; prudently managed

CNO Financial Group 26 Non-Life NOLs $150 DTAs related to tax strategy $224 Value of NOLs and deferred tax assets (DTAs) related to tax strategy Details  Total estimated economic value of tax assets related to our NOLs and tax strategy of approximately $218 million @ 10% discount rate ($1.88 on a per share basis).  Life NOLs have been fully utilized. Non- life NOLs are expected to offset 100% of non-life taxable income and 35% of life taxable income through 2023. $374 (dollars in millions) $374 million/$3.22 per diluted share value of NOLs and DTAs related to tax strategy Tax Asset Summary as of March 31, 2023

CNO Financial Group 27 Appendix 2: Financial Exhibits Non-GAAP Financial Measures Slides 28 - 44

CNO Financial Group 28 Insurance product margin Annuity 50.8$ 3.2$ (1) 54.0$ Health 140.4 (18.3) (1) 122.1 Life 43.3 14.4 (1) 57.7 Total insurance product margin 234.5 (0.7) 233.8 Allocated expenses (149.1) - (149.1) Income from insurance products 85.4 (0.7) 84.7 Fee income 9.2 - 9.2 Investment income not allocated to product lines 25.2 - 25.2 Expenses not allocated to product lines (12.8) (12.8) Operating earnings before taxes 107.0 (0.7) 106.3 Income tax expense on operating income (24.1) 0.2 (23.9) Net operating income (2) 82.9$ (0.5)$ 82.4 Net operating income per diluted share (2) 0.71$ -$ 0.71$ Three months ended December 31, 2022 Actual results Significant items Excluding significant items (dollars in millions, except per-share amounts) (1) Adjustments arising from our comprehensive annual actuarial review of assumptions. (2) A non-GAAP measure. See pages 33 and 35 for a reconciliation to the corresponding GAAP measure. The table below summarizes the financial impact of significant items on our 4Q22 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. 4Q22 Significant Items

CNO Financial Group 29 Insurance product margin Annuity 60.1$ -$ 60.1$ Health 125.4 - 125.4 Life 70.2 - 70.2 Total insurance product margin 255.7 - 255.7 Allocated expenses (152.2) - (152.2) Income from insurance products 103.5 - 103.5 Fee income 3.2 - 3.2 Investment income not allocated to product lines 64.6 - 64.6 Expenses not allocated to product lines 2.9 (22.5) (1) (19.6) Operating earnings before taxes 174.2 (22.5) 151.7 Income tax (expense) benefit on operating income (39.1) 5.1 (34.0) Net operating income (2) 135.1$ (17.4)$ 117.7 Net operating income per diluted share (2) 1.15$ (0.15)$ 1.00$ Three months ended June 30, 2022 Actual results Significant items Excluding significant items (dollars in millions, except per-share amounts) (1) Comprised of an experience refund of $22.5 million related to a reinsurance agreement. (2) A non-GAAP measure. See pages 33 and 35 for a reconciliation to the corresponding GAAP measure. The table below summarizes the financial impact of significant items on our 2Q22 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. 2Q22 Significant Items

CNO Financial Group 30 Insurance product margin Annuity 65.6$ 0.7$ (1) 66.3$ Health 126.2 (7.1) (1) 119.1 Life 53.4 3.4 (1) 56.8 Total insurance product margin 245.2 (3.0) 242.2 Allocated expenses (143.3) - (143.3) Income from insurance products 101.9 (3.0) 98.9 Fee income 2.9 - 2.9 Investment income not allocated to product lines 44.4 - 44.4 Expenses not allocated to product lines (17.4) - (17.4) Operating earnings before taxes 131.8 (3.0) 128.8 Income tax (expense) benefit on operating income (28.7) 0.7 (28.0) Net operating income (2) 103.1$ (2.3)$ 100.8 Net operating income per diluted share (2) 0.83$ (0.02)$ 0.81$ Three months ended December 31, 2021 Actual results Significant items Excluding significant items (dollars in millions, except per-share amounts) (1) Adjustments arising from our comprehensive annual actuarial review of assumptions. (2) A non-GAAP measure. See pages 33 and 35 for a reconciliation to the corresponding GAAP measure. The table below summarizes the financial impact of significant items on our 4Q21 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. 4Q21 Significant Items

CNO Financial Group 31 Insurance product margin Annuity 58.5$ -$ 58.5$ Health 122.8 - 122.8 Life 60.8 - 60.8 Total insurance product margin 242.1 - 242.1 Allocated expenses (140.5) - (140.5) Income from insurance products 101.6 - 101.6 Fee income 2.6 - 2.6 Investment income not allocated to product lines 51.9 - 51.9 Expenses not allocated to product lines (17.3) 3.0 (1) (14.3) Operating earnings before taxes 138.8 3.0 141.8 Income tax expense on operating income (30.7) (0.7) (31.4) Net operating income (2) 108.1$ 2.3$ 110.4 Net operating income per diluted share (2) 0.84$ 0.02$ 0.86$ Three months ended September 30, 2021 Actual results Significant items Excluding significant items (1) Comprised of $3.0 million from legal and regulatory matters. (2) A non-GAAP measure. See pages 33 and 35 for a reconciliation to the corresponding GAAP measure. The table below summarizes the financial impact of significant items on our 3Q21 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. 3Q21 Significant Items (dollars in millions, except per-share amounts)

CNO Financial Group 32 Insurance product margin Annuity 60.0$ -$ 60.0$ Health 121.7 - 121.7 Life 50.3 - 50.3 Total insurance product margin 232.0 - 232.0 Allocated expenses (141.6) - (141.6) Income from insurance products 90.4 - 90.4 Fee income 6.6 - 6.6 Investment income not allocated to product lines 48.6 - 48.6 Expenses not allocated to product lines (23.8) 4.5 (1) (19.3) Operating earnings before taxes 121.8 4.5 126.3 Income tax expense on operating income (27.8) (1.0) (28.8) Net operating income (2) 94.0$ 3.5$ 97.5 Net operating income per diluted share (2) 0.70$ 0.03$ 0.73$ Three months ended June 30, 2021 Actual results Significant items Excluding significant items (1) Comprised of $4.5 million from legal and regulatory matters. (2) A non-GAAP measure. See pages 33 and 35 for a reconciliation to the corresponding GAAP measure. The table below summarizes the financial impact of significant items on our 2Q21 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. 2Q21 Significant Items (dollars in millions, except per-share amounts)

Quarterly Earnings

(dollars in millions)

	1Q22	2Q22	3Q22	4Q22	1Q23
Insurance product margin					
Annuity	$ 55.9	$ 60.1	$ 60.1	$ 50.8	$ 57.3
Health	115.3	125.4	123.3	140.4	116.5
Life	36.0	70.2	55.7	43.3	47.4
Total insurance product margin	207.2	255.7	239.1	234.5	221.2
Allocated expenses	(144.8)	(152.2)	(150.5)	(149.1)	(157.5)
Income from insurance products	62.4	103.5	88.6	85.4	63.7
Fee income	9.9	3.2	1.4	9.2	15.5
Investment income not allocated to product lines	27.0	64.6	27.1	25.2	15.5
Expenses not allocated to product lines	(14.8)	2.9	(16.1)	(12.8)	(18.3)
Operating earnings before taxes	84.5	174.2	101.0	107.0	76.4
Income tax expense on operating income	(20.0)	(39.1)	(23.1)	(24.1)	(17.8)
Net operating income*	64.5	135.1	77.9	82.9	58.6
Net realized investment gains (losses) from sales, impairments and change in allowance for credit losses	(7.2)	(27.1)	(0.7)	(27.2)	(12.7)
Net change in market value of investments recognized in earnings	(25.5)	(21.7)	(17.0)	(9.0)	(1.9)
Changes in fair value of embedded derivative liabilities and market risk benefits	165.4	160.6	130.6	(16.4)	(65.1)
Fair value changes related to agent deferred compensation plan	22.7	14.0	12.0	0.2	-
Other	0.4	(0.2)	2.0	(6.1)	2.3
Non-operating income (loss) before taxes	155.8	125.6	126.9	(58.5)	(77.4)
Income tax (expense) benefit on non-operating income (loss)	(36.9)	(27.4)	(28.9)	13.6	18.0
Net non-operating income (loss)	118.9	98.2	98.0	(44.9)	(59.4)
Net income (loss)	$ 183.4	$ 233.3	$ 175.9	$ 38.0	$ (0.8)

* Management believes that an analysis of Net income applicable to common stock before: (i) net realized investment gains or losses from sales, impairments and the change in allowance for credit losses, net of taxes; (ii) net change in market value of investments recognized in earnings, net of taxes; (iii) changes in fair value of embedded derivative liabilities and market risk benefits related to our fixed indexed annuities, net of taxes; (iv) fair value changes related to the agent deferred compensation plan, net of taxes; (v) loss on extinguishment of debt, net of taxes; (vi) changes in the valuation allowance for deferred tax assets and other tax items; and (vii) other non-operating items consisting primarily of earnings attributable to variable interest entities, net of taxes ("Net operating income," a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because the items excluded from net operating income can be affected by events that are unrelated to the company's underlying fundamentals. A reconciliation of Net operating income to Net income applicable to common stock is provided in the above table.

CNO Financial Group 33

CNO Financial Group 34 Information Related to Certain Non-GAAP Financial Measures The following provides additional information regarding certain non-GAAP measures used in this presentation. A non-GAAP measure is a numerical measure of a company’s performance, financial position, or cash flows that excludes or includes amounts that are normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – SEC Filings” section of CNO’s website, www.CNOinc.com. Operating earnings measures Management believes that an analysis of net income applicable to common stock before net realized investment gains or losses from sales, impairments and change in allowance for credit losses, net change in market value of investments recognized in earnings, changes in fair value of embedded derivative liabilities and market risk benefits related to our fixed indexed annuities, fair value changes related to the agent deferred compensation plan, loss on extinguishment of debt, changes in the valuation allowance for deferred tax assets and other tax items and other non-operating items consisting primarily of earnings attributable to variable interest entities (“net operating income,” a non- GAAP financial measure) is important to evaluate the financial performance of the Company and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because the items excluded from net operating income can be affected by events that are unrelated to the Company’s underlying fundamentals.

CNO Financial Group 35 A reconciliation of net income applicable to common stock to net operating income (and related per-share amounts) is as follows: (dollars in millions, except per-share amounts) Information Related to Certain Non-GAAP Financial Measures 1Q22 2Q22 3Q22 4Q22 1Q23 Net income (loss) applicable to common stock 183.4$ 233.3$ 175.9$ 38.0$ (0.8)$ Non-operating items: Net realized investment (gains) losses from sales and impairments 7.2 27.1 0.7 27.2 12.7 Net change in market value of investments recognized in earnings 25.5 21.7 17.0 9.0 1.9 Changes in fair value of embedded derivative liabilities and market risk benefits (165.4) (160.6) (130.6) 16.4 65.1 Fair value changes related to the agent deferred compensation plan (22.7) (14.0) (12.0) (0.2) - Other (0.4) 0.2 (2.0) 6.1 (2.3) Non-operating (income) loss before taxes (155.8) (125.6) (126.9) 58.5 77.4 Income tax (expense) benefit on non-operating income 36.9 27.4 28.9 (13.6) (18.0) Net non-operating (income) loss (118.9) (98.2) (98.0) 44.9 59.4 Net operating income (a non-GAAP financial measure) 64.5$ 135.1$ 77.9$ 82.9$ 58.6$ Per diluted share: Net income (loss) 1.52$ 1.99$ 1.52$ 0.33$ (0.01)$ Net realized investment (gains) losses from sales and impairments (net of taxes) 0.04 0.18 - 0.18 0.09 Net change in market value of investments recognized in earnings (net of taxes) 0.16 0.14 0.11 0.06 0.01 Changes in fair value of embedded derivative liabilities and market risk benefits (net of taxes) (1.04) (1.07) (0.87) 0.10 0.44 Fair value changes related to the agent deferred compensation plan (net of taxes) (0.14) (0.09) (0.08) - - Other - - (0.01) 0.04 (0.02) Net operating income (a non-GAAP financial measure) 0.54$ 1.15$ 0.67$ 0.71$ 0.51$

CNO Financial Group 36 A reconciliation of operating income and shares used to calculate basic and diluted operating earnings per share is as follows: (dollars in millions, except per-share amounts, and shares in thousands) Information Related to Certain Non-GAAP Financial Measures 1Q22 2Q22 3Q22 4Q22 1Q23 Operating income 64.5$ 135.1$ 77.9$ 82.9$ 58.6$ Weighted average shares outstanding for basic earnings per share 118,622 115,533 114,354 114,422 114,545 Effect of dilutive securities on weighted average shares: Stock options, restricted stock and performance units 2,380 1,753 1,574 2,231 - Weighted average shares outstanding for diluted earnings per share 121,002 117,286 115,928 116,653 114,545 Net operating income per diluted share 0.54$ 1.15$ 0.67$ 0.71$ 0.51$ (a) (a) Equivalent common shares of 2,182.5 were not included in the diluted weighted average shares outstanding due to the net loss recognized in 1Q23.

CNO Financial Group 37 Book value per diluted share Book value per diluted share reflects the potential dilution that could occur if outstanding stock options were exercised, restricted stock and performance units were vested, and convertible securities were converted. The dilution from options, restricted shares and performance units is calculated using the treasury stock method. Under this method, we assume the proceeds from the exercise of the options (or the unrecognized compensation expense with respect to restricted stock and performance units) will be used to purchase shares of our common stock at the closing market price on the last day of the period. In addition, the calculation of this non-GAAP measure differs from the corresponding GAAP measure because accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Management believes this non-GAAP measure is useful because it removes the volatility that arises from changes in the unrealized appreciation (depreciation) of our investments. A reconciliation from book value per share to book value per diluted share, excluding accumulated other comprehensive income (loss) is as follows: (dollars in millions, except per-share amounts) Information Related to Certain Non-GAAP Financial Measures 1Q22 2Q22 3Q22 4Q22 1Q23 Total shareholders' equity 2,818.4$ 2,127.9$ 1,863.4$ 1,768.8$ 2,031.8$ Shares outstanding for the period 117,241,006 114,795,328 114,367,345 114,343,070 114,905,172 Book value per share 24.04$ 18.54$ 16.29$ 15.47$ 17.68$ Total shareholders' equity 2,818.4$ 2,127.9$ 1,863.4$ 1,768.8$ 2,031.8$ Accumulated other comprehensive loss (561.5) (1,415.8) (1,837.8) (1,957.3) (1,664.4) Adjusted shareholders' equity excluding AOCI 3,379.9$ 3,543.7$ 3,701.2$ 3,726.1$ 3,696.2$ Shares outstanding for the period 117,241,006 114,795,328 114,367,345 114,343,070 114,905,172 Dilutive common stock equivalents related to: Stock options, restricted stock and performance units 2,261,617 1,407,756 1,603,295 2,499,071 - Diluted shares outstanding 119,502,623 116,203,084 115,970,640 116,842,141 14,905,172 Book value per diluted share (a non-GAAP measure) 28.28$ 30.50$ 31.91$ 31.89$ 31.82$

CNO Financial Group 38 Operating return measures Management believes that an analysis of net income applicable to common stock before net realized investment gains or losses from sales, impairments and change in allowance for credit losses, net change in market value of investments recognized in earnings, changes in fair value of embedded derivative liabilities and market risk benefits related to our fixed indexed annuities, fair value changes related to the agent deferred compensation plan, loss on extinguishment of debt, changes in the valuation allowance for deferred tax assets and other tax items, loss on extinguishment of debt and other non-operating items consisting primarily of earnings attributable to variable interest entities (“net operating income,” a non- GAAP financial measure) is important to evaluate the financial performance of the Company and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because the items excluded from net operating income can be affected by events that are unrelated to the Company’s underlying fundamentals. Management also believes that an operating return, excluding significant items, is important as the impact of these items enhances the understanding of our operating results. This non-GAAP financial measure also differs from return on equity because accumulated other comprehensive income (loss) has been excluded from the value of equity used to determine this ratio. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management. In addition, our equity includes the value of significant net operating loss carryforwards (included in income tax assets). In accordance with GAAP, these assets are not discounted, and accordingly will not provide a return to shareholders (until after it is realized as a reduction to taxes that would otherwise be paid). Management believes that excluding this value from the equity component of this measure enhances the understanding of the effect these non-discounted assets have on operating returns and the comparability of these measures from period-to-period. Operating return measures are used in measuring the performance of our business units and are used as a basis for incentive compensation. Information Related to Certain Non-GAAP Financial Measures

CNO Financial Group 39 The calculations of: (i) operating return on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); (ii) operating return, excluding significant item, on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); and (iii) return on equity are as follows: (dollars in millions) (Continued on next page) Information Related to Certain Non-GAAP Financial Measures 1Q22 2Q22 3Q22 4Q22 1Q23 Operating income 369.7$ 410.8$ 380.6$ 360.4$ 354.5$ Operating income, excluding significant items 373.2$ 393.4$ 360.9$ 342.5$ 336.6$ Net income 491.7$ 677.3$ 749.8$ 630.6$ 446.4$ Average common equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,030.5$ 3,090.3$ 3,197.5$ 3,323.3$ 3,434.8$ Average common shareholders' equity 3,495.0$ 3,239.8$ 2,840.4$ 2,384.1$ 2,046.3$ Operating return on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 12.2% 13.3% 11.9% 10.8% 10.3% Operating return, excluding significant items, on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 12.3% 12.7% 11.3% 10.3% 9.8% Return on equity 14.1% 20.9% 26.4% 26.5% 21.8% Twelve Months Ended

CNO Financial Group 40 The following summarizes: (i) operating earnings; (ii) significant items; (iii) operating earnings, excluding significant items; and (iv) net income (loss): (dollars in millions) (a) The significant items have been discussed in prior press releases. (Continued on next page) Information Related to Certain Non-GAAP Financial Measures Net operating income Significant items (a) Net operating income, excluding significant items Net operating income, excluding significant items - trailing four quarters Net income (loss) Net income - trailing four quarters 2Q21 94.0$ 3.5$ 97.5$ NA 47.7$ NA 3Q21 108.1 2.3 110.4 NA 103.4 NA 4Q21 103.1 (2.3) 100.8 410.0$ 157.2 570.3$ 1Q22 64.5 - 64.5 373.2 183.4 491.7 2Q22 135.1 (17.4) 117.7 393.4 233.3 677.3 3Q22 77.9 - 77.9 360.9 175.9 749.8 4Q22 82.9 (0.5) 82.4 342.5 38.0 630.6 1Q23 58.6 - 58.6 336.6 (0.8) 446.4

CNO Financial Group 41 The calculations of: (i) operating return on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); (ii) operating return, excluding significant item, on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); and (iii) return on equity are as follows: (dollars in millions) (Continued on next page) Information Related to Certain Non-GAAP Financial Measures 1Q22 2Q22 3Q22 4Q22 1Q23 Pre-tax operating earnings (a non-GAAP financial measure) 476.9$ 529.3$ 491.5$ 466.7$ 458.6$ Income tax expense (107.2) (118.5) (110.9) (106.3) (104.1) Operating return 369.7 410.8 380.6 360.4 354.5 Non-operating items: Net realized investment gains (losses) from sales and impairments 25.7 (27.0) (30.0) (62.2) (67.7) Net change in market value of investments recognized in earnings (36.5) (63.9) (76.3) (73.2) (49.6) Changes in fair value of embedded derivative liabilities and market risk benefits 148.9 400.6 535.3 440.2 209.7 Fair value changes and amendment related to the agent deferred compensation plan 18.4 32.4 44.4 48.9 26.2 Other 3.4 2.3 4.1 (3.9) (2.0) Non-operating income before taxes 159.9 344.4 477.5 349.8 116.6 Income tax expense on non-operating income (37.9) (77.9) (108.3) (79.6) (24.7) Net non-operating income 122.0 266.5 369.2 270.2 91.9 Net income 491.7$ 677.3$ 749.8$ 630.6$ 446.4$ Twelve Months Ended

CNO Financial Group 42 A reconciliation of consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to common shareholders’ equity, is as follows: (dollars in millions) Information Related to Certain Non-GAAP Financial Measures 1Q21 2Q21 3Q21 4Q21 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,003.2$ 2,989.0$ 2,993.3$ 3,067.3$ Net operating loss carryforwards 323.1 292.9 266.9 243.7 Accumulated other comprehensive income 73.1 306.7 337.5 373.7 Common shareholders' equity 3,399.4$ 3,588.6$ 3,597.7$ 3,684.7$ 1Q22 2Q22 3Q22 4Q22 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,141.7$ 3,329.0$ 3,510.3$ 3,557.1$ Net operating loss carryforwards 238.2 214.7 190.9 169.0 Accumulated other comprehensive loss (561.5) (1,415.8) (1,837.8) (1,957.3) Common shareholders' equity 2,818.4$ 2,127.9$ 1,863.4$ 1,768.8$ 1Q23 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,543.8$ Net operating loss carryforwards 152.4 Accumulated other comprehensive loss (1,664.4) Common shareholders' equity 2,031.8$

CNO Financial Group 43 A reconciliation of consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to common shareholders’ equity, is as follows: (dollars in millions) Information Related to Certain Non-GAAP Financial Measures 1Q22 2Q22 3Q22 4Q22 1Q23 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,030.5$ 3,090.3$ 3,197.4$ 3,323.3$ 3,434.8$ Net operating loss carryforwards 271.1 250.7 231.4 212.5 192.5 Accumulated other comprehensive income (loss) 193.4 (101.2) (588.4) (1,151.7) (1,581.0) Common shareholders' equity 3,495.0$ 3,239.8$ 2,840.4$ 2,384.1$ 2,046.3$ Trailing Four Quarter Average

CNO Financial Group 44 Debt to capital ratio, excluding accumulated other comprehensive income (loss) The debt to capital ratio, excluding accumulated other comprehensive income (loss), differs from the debt to capital ratio because accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management. A reconciliation of these ratios is as follows: (dollars in millions) Information Related to Certain Non-GAAP Financial Measures 2021 2022 1Q23 Corporate notes payable 1,137.3$ 1,138.8$ 1,139.2$ Total shareholders' equity 3,684.7 1,768.8 2,031.8 Total capital 4,822.0$ 2,907.6$ 3,171.0$ Corporate debt to capital 23.6% 39.2% 35.9% Corporate notes payable 1,137.3$ 1,138.8$ 1,139.2$ Total shareholders' equity 3,684.7 1,768.8 2,031.8 Less accumulated other comprehensive (income) loss (373.7) 1,957.3 1,664.4 Total capital 4,448.3$ 4,864.9$ 4,835.4$ Debt to total capital ratio, excluding AOCI (a non-GAAP financial measure) 25.6% 23.4% 23.6%